As filed with the Securities and Exchange Commission on December 17, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21597

PRIMECAP Odyssey Funds

(Exact name of registrant as specified in charter)

177 East Colorado Boulevard, 11th Floor

Pasadena, CA 91105

(Address of principal executive offices) (Zip code)

Michael J. Ricks

PRIMECAP Management Company

177 East Colorado Boulevard, 11th Floor

Pasadena, CA 91105

(Name and address of agent for service)

(626) 304-9222

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1. Reports to Stockholders.

(a)

Item 1. Reports to Stockholders.

ANNUAL REPORT

For the Year Ended October 31, 2021

PRIMECAP ODYSSEY STOCK    (POSKX)

PRIMECAP ODYSSEY GROWTH (POGRX)

PRIMECAP ODYSSEY AGGRESSIVE GROWTH  (POAGX)

Table of Contents PRIMECAP Odyssey Funds

Letter to Shareholders PRIMECAP Odyssey Funds

Dear Fellow Shareholders,

For the fiscal year ended October 31, 2021, the PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund produced total returns of +45.44%, +41.97%, and +35.53%, respectively. The unmanaged S&P 500 Index produced a total return of +42.91% during the period. Sector allocation generally detracted from results relative to the S&P 500, while the impact from stock selection varied widely by Fund.

The fiscal year featured a steady rise in the equity markets alongside an uneven economic recovery. U.S. indices continued their aggressive upswing – the S&P 500 doubled from its March 2020 low to its fiscal year-end record high – as last year’s initial bounce, powered primarily by Big Tech and other pandemic beneficiaries, yielded to broader cyclical strength. Oil prices and interest rates rebounded during the fiscal year, ushering the energy (+111%) and financials (+72%) sectors sharply higher. Meanwhile, more defensive sectors, such as consumer staples (+19%) and utilities (+11%), lagged the market but still registered gains.

The improvement in underlying economic activity was less uniform. Following last winter’s alarming scourge, when the country retrenched amid several thousand daily Covid-related deaths, our springtime reopening signaled a robust economic renewal. More than 150 million Americans achieved ‘fully vaccinated’ status by mid-year, and daily deaths plummeted more than 90 percent. The Federal Reserve in June forecasted 7 percent real GDP growth for 2021, an annual growth rate not seen since 1984.

But the euphoria was short-lived. The highly transmissible Delta variant surfaced, powering yet another wave of infection. Meanwhile, abundant monetary-fiscal stimulus collided with fragile supply chains, inducing worrisome inflation. The recovery’s momentum thus stalled somewhat –the Federal Reserve now estimates less than 6 percent real GDP growth for 2021. Despite this economic stumble, the equity market, which briefly ceded ground in September, promptly returned to peak levels by October.

In this environment, the Funds rose significantly in absolute terms but managed only a mixed relative report card. Last year’s major themes largely reversed – value and small-capitalization stocks outpaced growth and large-cap stocks this year, respectively, while the performance of the energy and financials sectors flipped from worst to first. This market context was particularly amenable to the Stock Fund, where strong selection delivered robust returns.

But the Growth and Aggressive Growth Funds, facing a less forgiving climate, trailed the benchmark. These Funds’ outsized biotechnology ownership (more than 15 percent of each Fund’s average assets versus less than 2 percent of the S&P 500 Index), a driver of long-term outperformance, instead pressured results this year. The NASDAQ Biotechnology Index logged an unexceptional +22% gain, implying a biotechnology-specific allocation headwind of several hundred basis points per Fund. Compounding this pain, several key positions underperformed.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

The Funds have nonetheless maintained their health care sector overweight positions, and recent weakness has only strengthened our conviction in these holdings’ long-term prospects. Each of the Funds also held an overweight position in the industrials sector and an underweight position in the energy, real estate, consumer staples, communication services, materials, and utilities sectors. Within the information technology, consumer discretionary, and financials sectors, positioning varied by Fund. The Stock Fund maintained a modest underweight in information technology and consumer discretionary, but an overweight in financials; the Growth Fund held an underweight position in information technology and financials, but a slight overweight position in consumer discretionary. And the Aggressive Growth Fund featured overweight positions in information technology and consumer discretionary, but a substantial underweight position in financials.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP Odyssey Stock Fund

For the fiscal year ended October 31, 2021, the Stock Fund’s total return of +45.44% exceeded the S&P 500’s total return of +42.91%. Relative to the S&P 500, favorable stock selection drove the outperformance, while sector allocation acted as a partial offset.

All three Odyssey Funds faced multiple allocation headwinds: an underweight position in the energy sector (1% of average Stock Fund assets versus 3% for the index), which more than doubled (+111%) during the period after nearly halving the previous year; an overweight position (23% versus 13%) in health care (+34%); and a substantial drag from a small cash position. Likewise, across all three Funds, limited exposure to the two worst-performing sectors, utilities (+11%) and consumer staples (+19%), provided a partial offset. The Stock Fund’s financials overweight position (13% versus 11%), which contrasts with its Odyssey Fund peers’ underweight positions, served as an additional mitigant.

And this financials exposure proved even more beneficial at the individual stock level, where many of last year’s laggards registered healthy results. Wells Fargo (+142%), Bank of America (+106%), and JPMorgan Chase (+78%) led the big banks’ outperformance; all three finished the period as Top 10 Fund holdings. Charles Schwab (+102%) and Discover Financial Services (+78%) also tallied significant gains.

Stock selection elsewhere was also broadly favorable. Within information technology, the Fund’s differentiated exposure to semiconductors and technology hardware companies, including Applied Materials (+133%), NetApp (+109%), and KLA Corporation (+92%), more than offset a disappointing year from Ericsson (-2%) and inadequate exposure to NVIDIA (+104%) and bellwether Microsoft (+65%). Within materials, our position in lithium producer Albemarle (+171%) nearly tripled as vehicle electrification trends accelerated. And within industrials, where selection was more neutral, strength in Airbus (+76%) and AECOM (+53%) countered weakness in FedEx (-8%), whose earnings outlook succumbed to elevated cost inflation.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Health care was the lone weak spot. The Fund’s largest holding, pharmaceutical giant Eli Lilly (+99%), had a stellar year, including achieving Breakthrough Therapy designation for its blockbuster-potential Alzheimer’s drug. But this performance failed to compensate for substantial relative weakness in several biopharmaceutical peers, most notably Amgen (-2%), Bristol-Myers Squibb (+3%), Biogen (+6%), and Astrazeneca (+28%).

The top 10 holdings, which collectively represented 29.8% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Stock Fund Top 10 Holdings as of 10/31/21	Ending % of Total Portfolio*
Eli Lilly and Company	5.1
Astrazeneca PLC – ADR	3.7
Microsoft Corporation	3.4
AECOM	3.2
Siemens AG	2.7
Sony Group Corporation – ADR	2.6
JP Morgan Chase & Co.	2.4
Wells Fargo & Company	2.4
Bank of America Corporation	2.2
KLA Corporation	2.1
Total % of Portfolio	29.8

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the Fund. The Top 10 Holdings are subject to change.

PRIMECAP Odyssey Growth Fund

For the fiscal year ended October 31, 2021, the Growth Fund returned +41.97%, slightly trailing both the S&P 500’s +42.91% total return and the Russell 1000 Growth Index’s total return of +43.21%. Favorable stock selection roughly offset unfavorable sector allocation relative to the S&P 500.

Sector allocation was somewhat worse than that of the Stock Fund due in large part to the Growth Fund’s lesser exposure to financials (9% of average assets) and greater allocation to health care (30%). This was only partially offset by the Growth Fund’s higher exposure to energy (2%), which served to reduce that sector’s headwind.

Stock selection was again favorable overall. 3D printing company Stratasys (+147%) and cybersecurity solutions company BlackBerry (+141%), two information technology stocks that rode the

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

meme-stock roller coaster at times, finished the year at much higher levels; their gains more than compensated for underperformance from Splunk (-17%). Within consumer discretionary, despite a large position in Tesla (+187%) that notched dramatic gains ahead of its December index inclusion, the Growth Fund’s significant stake in Alibaba (-46%), which suffered under increased Chinese regulatory scrutiny, provided a complete offset. And in health care, where the Fund’s portfolio (+20%) badly lagged the benchmark (+34%), several additional biotechnology stocks faced company-specific challenges. FibroGen (-71%) experienced both clinical missteps and regulatory setbacks, while Epizyme (-66%) missed expectations with the anemic launch of its new oncology drug. Seagen (+6%), BioMarin (+6%), and BeiGene (+21%) also underperformed.

The top 10 holdings, which collectively represented 26.2% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Growth Fund Top 10 Holdings as of 10/31/21	Ending % of Total Portfolio*
Eli Lilly and Company	4.0
Alphabet Inc. Class A & Class C	3.5
AECOM	2.6
BeiGene, Ltd. – ADR	2.5
ABIOMED, Inc.	2.5
Biogen Inc.	2.3
Tesla Inc.	2.3
Splunk Inc.	2.2
Microsoft Corporation	2.2
Micron Technology, Inc.	2.1
Total % of Portfolio	26.2

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the Fund. The Top 10 Holdings are subject to change.

PRIMECAP Odyssey Aggressive Growth Fund

For the fiscal year ended October 31, 2021, the Aggressive Growth Fund’s total return of +35.53% trailed both the S&P 500’s total return of +42.91% and the Russell Midcap Growth Index’s total return of +39.43%. Both sector allocation and stock selection detracted from results relative to the S&P 500.

The Aggressive Growth Fund faced the greatest sector allocation headwind of the Odyssey Funds, a function of less exposure to the year’s two best-performing sectors, energy (less than one-half percent of average assets) and financials (5%). The Fund also delivered unfavorable stock selection results, a notable departure from the Stock and Growth Funds’ positive performances.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Stock selection was quite positive within information technology. In addition to contributions from BlackBerry (+141%) and NetApp (+109%), the Aggressive Growth Fund also benefited from several differentiated positions, including HubSpot (+179%), Axcelis Technologies (+149%), MaxLinear (+138%), and Wolfspeed (+89%). Weakness in both Splunk (-17%) and Universal Display (-7%) provided a partial offset. Selection also provided a net benefit in consumer discretionary, as an even larger Tesla position, alongside Chinese electric vehicle producer Xpeng (+141%), were sufficient to overcome a sizable Alibaba stake and a decline in education technology company Chegg (-19%).

The story was quite different in financials and health care. MarketAxess (-24%), a source of strength last year, reversed course and weighed heavily on results; in addition, far less exposure to the big banks proved detrimental to the Fund. And in health care, the Fund’s biotechnology-skewed portfolio created an insurmountable sector headwind. In addition to familiar weakness in FibroGen, Epizyme, Biogen, and Seagen, the Aggressive Growth Fund’s larger stakes in Rhythm Pharmaceuticals (-46%) and Nektar Therapeutics (-4%) exacerbated the portfolio’s underperformance. This collective deficit swamped the Fund’s positive contribution from BioNTech (+227%), which soared as its mRNA-based Covid vaccine gained traction globally.

The top 10 holdings, which collectively represented 28.4% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Aggressive Growth Fund Top 10 Holdings as of 10/31/21	Ending % of Total Portfolio*
BioNTech SE – ADR	3.9
Tesla Inc.	3.5
Sony Group Corporation – ADR	3.5
Micron Technology, Inc.	2.8
Seagen, Inc.	2.6
ABIOMED, Inc.	2.5
Splunk Inc.	2.5
Eli Lilly and Company	2.5
Alphabet Inc. Class A & Class C	2.3
BeiGene, Ltd. – ADR	2.3
Total % of Portfolio	28.4

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the Fund. The Top 10 Holdings are subject to change.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Outlook

Our view on U.S. equities overall remains conflicted. Importantly, we continue to view equities as relatively attractive compared to conventional alternatives. However, we still assess inflation as an underappreciated risk. Treasury yields jumped during the period (the 10-year Treasury yield increased from 0.9% to 1.6%) but remain historically low. The 10-year breakeven inflation rate, a market-based gauge of inflation expectations, finished the period higher than year-ago levels (2.5% versus 1.7%), but a mid-2 percent reading is hardly a distress signal. The market’s apparent complacency reflects the Federal Reserve’s ongoing characterization of inflation as a “transitory” phenomenon, even as price increases have persisted.

The market has thus managed to preserve its elevated valuation; the S&P 500 Index traded at a 20.9x P/E valuation on 2022 estimated earnings at period-end. This valuation metric has stabilized somewhat, with more recent index advances only modestly outpacing the upward revisions to estimated earnings. But absolute valuation levels are historically expensive. Coupled with stubbornly high inflation readings, this dynamic necessarily tempers our outlook.

And today’s macroeconomic uncertainty has a geopolitical complement in China’s increasingly strident posture. Ahead of Xi Jinping’s anticipated transition from two-term President to indefinite Chairman, U.S.-China relations have unambiguously soured. As just one example, China’s assertive behavior towards Taiwan of late has generated rare bipartisan antagonism. China’s rise as a global superpower has been a multi-decade development, and, unsurprisingly, dozens of Fund holdings have business links to the country. But from an investment perspective, the latest Sino-American tension has upped the proverbial ante for such ties.

Despite these twin top-down concerns, however, as bottom-up analysts we believe the Funds own individual stocks whose share prices underestimate our assessment of long-term value – even companies in obvious proximity to such risk factors. Alibaba is one such example; the stock’s abrupt descent (-46%) in an escalating market was a substantial relative blow for both the Growth and Aggressive Growth Funds, as the company became a posterchild for China’s increased scrutiny of private enterprise. Despite the painful equity reset, Alibaba’s underlying Asia-centric businesses continue to grow rapidly. The so-called “Amazon of China” sports a comparably large vision and addressable market as its American peer, and yet the company finished the year at less than one-quarter of Amazon’s valuation (0.4 trillion-dollar enterprise value versus 1.8) and one-third its multiple (16x P/E versus 50x).

China’s ongoing pivot weighed on other stocks, too. Neither search engine Baidu (+22%) nor oncology biotech BeiGene (+21%) were in China’s crosshairs, but both key holdings suffered as collateral damage. And Intel (+14%), a sizable Stock Fund position, also underperformed, though perhaps paradoxically. The threat of regional hostility should boost Intel’s strategic value as the only leading-edge semiconductor manufacturer outside of Asia – The Computer Inside the Western world, in Intel sloganeering. Regardless, these geopolitical considerations are secondary to our belief in Intel’s vast inherent potential. Our thesis imagines a reinvigorated Intel reclaiming its technological leadership in advanced processor manufacturing – a deeply contrarian conviction for a company trading as a bygone champion at just 13x P/E.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Finally, as previously noted, the Funds’ biotechnology holdings detracted from results. This weakness included sluggish performances from several bellwethers, plus a few significant declines tied to clinical setbacks or botched drug launches. As long-time biotechnology owners, we carry ample scars from volatile industry performance, with extreme stock-specific moves a routine feature. In this instance, several independent events went against the Funds, a rare confluence of bad news. Notwithstanding the recent pain, we are undeterred; we continue to view the industry as a highly attractive source of long-term value creation.

Covid’s unwelcome impact has been more devastating and lasting than we first contemplated. And yet the core of our original conviction has sustained: normalcy will ultimately return. The contours of society have no doubt forever shifted, but society’s underlying purpose – our collective humanity – endures. As Covid evolves from pandemic to endemic, we believe this collective humanity, briefly obscured by both virus and fiat, will flourish once more, and our portfolio continues to be positioned for this eventuality.

Sincerely,

PRIMECAP Management Company

November 4, 2021

Past performance is not a guarantee of future results.

The funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. All funds may invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Mutual fund investing involves risk, and loss of principal is possible. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details of fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values (the Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe). The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index. The NASDAQ Biotechnology Index is a stock market index comprising securities of NASDAQ-listed companies that have been classified as either Biotechnology or Pharmaceuticals by the Industry Classification Benchmark.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Price-to-earnings ratio is calculated by dividing the current share price of a stock by its earnings per share.

Earnings growth is not a prediction of a fund’s future performance.

The information provided herein represents the opinions of PRIMECAP Management Company and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Performance Graphs PRIMECAP Odyssey Stock Fund

The chart below illustrates the performance of a hypothetical $10,000 investment made on October 31, 2011 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of dividends and capital gains for the fund and dividends for the index.

	Total Return Period Ended October 31, 2021
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Stock Fund	45.44%	16.48%	15.07%	11.22%
S&P 500*	42.91%	18.93%	16.21%	10.84%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Growth Fund

The chart below illustrates the performance of a hypothetical $10,000 investment made on October 31, 2011 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of dividends and capital gains for the fund and dividends for the index.

	Total Return Period Ended October 31, 2021
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Growth Fund	41.97%	18.33%	16.35%	12.31%
S&P 500*	42.91%	18.93%	16.21%	10.84%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Aggressive Growth Fund

The chart below illustrates the performance of a hypothetical $10,000 investment made on October 31, 2011 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of dividends and capital gains for the fund and dividends for the index.

	Total Return Period Ended October 31, 2021
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Aggressive Growth Fund	35.53%	19.01%	18.58%	14.40%
S&P 500*	42.91%	18.93%	16.21%	10.84%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Sector Breakdown PRIMECAP Odyssey Funds

PRIMECAP Odyssey Stock Fund

Communication Services	3.2%
Consumer Discretionary	11.5%
Consumer Staples	0.9%
Energy	1.5%
Financials	14.4%
Health Care	22.6%
Industrials	17.8%
Information Technology	23.0%
Materials	2.0%
Short-Term Investments, net of Liabilities in Excess of Other Assets	3.1%
Total	100.0%

PRIMECAP Odyssey Growth Fund

Communication Services	5.4%
Consumer Discretionary	12.8%
Consumer Staples	0.2%
Energy	2.0%
Financials	9.8%
Health Care	29.0%
Industrials	12.6%
Information Technology	25.3%
Materials	0.6%
Short-Term Investments, net of Liabilities in Excess of Other Assets	2.3%
Total	100.0%

The tables above list sector allocations as a percentage of each fund’s total net assets as of October 31, 2021. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Sector Breakdown

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Aggressive Growth Fund

Communication Services	6.3%
Consumer Discretionary	15.4%
Consumer Staples	0.1%
Energy	0.5%
Financials	4.8%
Health Care	30.8%
Industrials	10.1%
Information Technology	28.8%
Materials	0.5%
Real Estate	0.1%
Preferred Stocks (Financials)	0.1%
Warrants (Industrials)	0.0%
Rights (Health Care)	0.0%
Short-Term Investments, net of Liabilities in Excess of Other Assets	2.5%
Total	100.0%

The table above lists sector allocations as a percentage of the fund’s total net assets as of October 31, 2021. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Schedule of Investments PRIMECAP Odyssey Stock Fund October 31, 2021

Shares		Value
COMMON STOCKS – 96.9%

Communication Services – 3.2%
437,400	Activision Blizzard, Inc.	$34,200,306
21,415	Alphabet, Inc. – Class A (a)	63,408,102
26,865	Alphabet, Inc. – Class C (a)	79,665,739
138,600	Comcast Corp. – Class A	7,128,198
75,200	Facebook, Inc. – Class A (a)	24,332,464
30,100	Nintendo Co. Ltd. - JPY	13,257,469
141,600	Walt Disney Co. (The) (a)	23,940,312

		245,932,590

Consumer Discretionary – 11.5%
10,830	Amazon.com, Inc. (a)	36,523,417
433,200	Bath & Body Works, Inc.	29,929,788
210,400	Brinker International, Inc. (a)	8,828,384
25,700	Burlington Stores, Inc. (a)	7,100,653
139,500	Capri Holdings Ltd. (a)	7,426,980
595,600	CarMax, Inc. (a)	81,549,552
1,268,700	Carnival Corp. (a)	28,114,392
213,000	Dollar Tree, Inc. (a)	22,952,880
283,000	eBay, Inc.	21,711,760
171,600	Leslie’s, Inc. (a)	3,548,688
27,000	Lowe’s Companies, Inc.	6,313,140
5,350,400	Mattel, Inc. (a)	116,692,224
85,000	MGM Resorts International	4,008,600
1,155,000	Newell Brands, Inc.	26,437,950
131,833	Restaurant Brands International, Inc.	7,467,021
944,600	Ross Stores, Inc.	106,928,720
184,550	Royal Caribbean Cruises Ltd. (a)	15,581,557
1,764,019	Sony Group Corp. – ADR	204,255,760
230,400	TJX Cos., Inc. (The)	15,088,896
195,499	Victoria’s Secret & Co. (a)	9,866,835
599,639	Whirlpool Corp.	126,421,890

		886,749,087

Consumer Staples – 0.9%
220,000	Altria Group, Inc.	9,704,200
331,500	BJ’s Wholesale Club Holdings, Inc. (a)	19,372,860
111,700	Philip Morris International, Inc.	10,560,118
232,500	Sysco Corp.	17,879,250
173,300	Tyson Foods, Inc. – Class A	13,858,801

		71,375,229

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2021 – continued

Shares		Value
Energy – 1.5%
49,400	Cameco Corp.	$1,200,420
284,000	EOG Resources, Inc.	26,258,640
355,290	Hess Corp.	29,336,295
172,900	Pioneer Natural Resources Co.	32,328,842
1,450,000	Southwestern Energy Co. (a)	7,076,000
922,800	Transocean Ltd. (a)	3,257,484
181,800	Valero Energy Corp.	14,058,594

		113,516,275

Financials – 14.4%
3,491,670	Bank of America Corp.	166,831,993
1,588,400	Charles Schwab Corp. (The)	130,296,452
1,391,250	Citigroup, Inc.	96,218,850
155,900	CME Group, Inc. – Class A	34,383,745
1,040,380	Discover Financial Services	117,895,862
1,100,800	JPMorgan Chase & Co.	187,014,912
126,050	Marsh & McLennan Cos., Inc.	21,025,140
596,800	Northern Trust Corp.	73,430,272
107,310	Progressive Corp. (The)	10,181,573
940,965	Raymond James Financial, Inc.	92,769,739
3,648,408	Wells Fargo & Co.	186,652,553

		1,116,701,091

Health Care – 22.6%
304,640	Abbott Laboratories	39,265,050
581,200	Agilent Technologies, Inc.	91,533,188
46,500	Alcon, Inc.	3,876,240
662,700	Amgen, Inc.	137,159,019
4,643,340	AstraZeneca PLC – ADR	289,651,549
553,100	Biogen, Inc. (a)	147,500,708
351,000	Boston Scientific Corp. (a)	15,138,630
1,685,350	Bristol-Myers Squibb Co.	98,424,440
333,710	CVS Health Corp.	29,793,629
2,016,390	Elanco Animal Health, Inc. (a)	66,298,903
1,543,453	Eli Lilly & Co.	393,210,086
27,000	IQVIA Holdings, Inc. (a)	7,058,340
90,100	LivaNova PLC (a)	6,912,472
59,400	Medtronic PLC	7,119,684
393,200	Merck & Co., Inc.	34,621,260
843,250	Novartis AG – ADR	69,787,370
294,450	PerkinElmer, Inc.	52,085,260

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2021 – continued

Shares		Value
Health Care (continued)
81,181	Roche Holding AG – CHF	$31,391,583
218,700	Sanofi – ADR	11,029,041
364,266	Siemens Healthineers AG – EUR	24,195,971
30,000	Stryker Corp.	7,982,100
234,800	Thermo Fisher Scientific, Inc.	148,644,836
8,380	Waters Corp. (a)	3,080,069
255,700	Zimmer Biomet Holdings, Inc.	36,595,784

		1,752,355,212

Industrials – 17.8%
3,578,400	AECOM (a)	244,655,208
467,755	Airbus SE – EUR (a)	59,804,292
54,050	Alaska Air Group, Inc. (a)	2,853,840
2,625,550	American Airlines Group, Inc. (a)	50,410,560
34,900	AMETEK, Inc.	4,620,760
412,862	Carrier Global Corp.	21,563,782
169,223	Caterpillar, Inc.	34,523,184
332,700	CSX Corp.	12,033,759
323,400	Curtiss-Wright Corp.	41,291,712
50,300	Deere & Co.	17,218,193
872,250	Delta Air Lines, Inc. (a)	34,131,143
665,685	FedEx Corp.	156,788,788
89,600	General Dynamics Corp.	18,166,400
97,200	GXO Logistics, Inc. (a)	8,631,360
542,000	Jacobs Engineering Group, Inc.	76,107,640
107,000	JELD-WEN Holding, Inc. (a)	2,932,870
405,600	Kirby Corp. (a)	21,257,496
28,900	L3Harris Technologies, Inc.	6,662,606
250,200	Matson, Inc.	20,836,656
650,500	Maxar Technologies, Inc.	17,270,775
113,100	Norfolk Southern Corp.	33,143,955
34,361	Otis Worldwide Corp.	2,759,532
40,400	Pentair PLC	2,988,388
16,162	Raytheon Technologies Corp.	1,436,155
20,300	Rockwell Automation, Inc.	6,483,820
87,800	Science Applications International Corp.	7,882,684
1,266,036	Siemens AG – EUR	205,305,509
2,875,550	Southwest Airlines Co. (a)	135,956,004
42,200	Union Pacific Corp.	10,187,080
1,571,000	United Airlines Holdings, Inc. (a)	72,485,940

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2021 – continued

Shares		Value
Industrials (continued)
185,300	United Parcel Service, Inc. – Class B	$39,555,991
97,200	XPO Logistics, Inc. (a)	8,339,760

		1,378,285,842

Information Technology – 23.0%
146,500	Adobe, Inc. (a)	95,277,740
326,000	Analog Devices, Inc.	56,557,740
751,650	Applied Materials, Inc.	102,712,973
549,900	Cisco Systems, Inc.	30,777,903
395,898	Corning, Inc.	14,082,092
269,000	Diebold Nixdorf, Inc. (a)	2,421,000
88,000	Fidelity National Information Services, Inc.	9,745,120
5,997,699	Flex Ltd. (a)	101,361,113
6,304,500	Hewlett Packard Enterprise Co.	92,360,925
1,566,000	HP, Inc.	47,496,780
2,367,030	Intel Corp.	115,984,470
85,000	Jabil, Inc.	5,096,600
214,550	Keysight Technologies, Inc. (a)	38,623,291
435,350	KLA Corp.	162,281,066
10,284,430	L.M. Ericsson Telephone Co. – ADR	111,791,754
800,250	Microsoft Corp.	265,378,905
1,407,094	NetApp, Inc.	125,653,494
140,000	Nokia Corp. – ADR (a)	795,200
64,500	NVIDIA Corp.	16,490,715
709,000	Oracle Corp.	68,021,460
215,400	PayPal Holdings, Inc. (a)	50,099,886
465,647	QUALCOMM, Inc.	61,949,677
207,000	Teradyne, Inc.	28,615,680
598,500	Texas Instruments, Inc.	112,206,780
144,100	Visa, Inc. – Class A	30,516,057
524,300	Vonage Holdings Corp. (a)	8,451,716
172,640	WEX, Inc. (a)	25,844,208

		1,780,594,345

Materials – 2.0%
274,400	Albemarle Corp.	68,728,968
243,683	Corteva, Inc.	10,514,921
266,483	Dow, Inc.	14,915,054
233,084	DuPont de Nemours, Inc.	16,222,646
561,100	Freeport-McMoRan, Inc.	21,164,692

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2021 – continued

Shares		Value
Materials (continued)
4,297,278	Glencore PLC – GBP	$21,480,509

		153,026,790

TOTAL COMMON STOCKS (Cost $3,489,269,355)		$7,498,536,461

SHORT-TERM INVESTMENTS – 3.1%
237,525,074	Dreyfus Treasury Securities Cash Management Fund – Institutional Shares – 0.01% (b)	$237,525,074

TOTAL SHORT-TERM INVESTMENTS (Cost $237,525,074)		237,525,074

TOTAL INVESTMENTS IN SECURITIES (Cost $3,726,794,429) – 100.0%		7,736,061,535
Liabilities in Excess of Other Assets – (0.0)%		(2,451,053)

TOTAL NET ASSETS – 100.0%		$7,733,610,482

ADR	American Depository Receipt
CHF	Swiss Francs
EUR	Euros
GBP	British Pound Sterling
JPY	Japanese Yen
(a)	Non-Income Producing
(b)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Growth Fund October 31, 2021

Shares		Value
COMMON STOCKS – 97.7%

Communication Services – 5.4%
68,870	Alphabet, Inc. – Class A (a)	$203,918,560
51,355	Alphabet, Inc. – Class C (a)	152,288,631
644,800	Baidu, Inc. – ADR (a)	104,612,352
957,182	comScore, Inc. (a)	3,742,582
140,000	Electronic Arts, Inc.	19,635,000
75,100	Facebook, Inc. – Class A (a)	24,300,107
333,400	IMAX Corp. (a)	6,284,590
118,600	Live Nation Entertainment, Inc. (a)	11,996,390
20,000	Nintendo Co. Ltd. – JPY	8,808,949
50,000	Take-Two Interactive Software, Inc. (a)	9,050,000
15,400	Walt Disney Co. (The) (a)	2,603,678

		547,240,839

Consumer Discretionary – 12.8%
1,165,600	Alibaba Group Holding Ltd. – ADR (a)	192,254,064
12,750	Amazon.com, Inc. (a)	42,998,483
507,598	Bath & Body Works, Inc.	35,069,946
112,700	Brinker International, Inc. (a)	4,728,892
75,600	Burlington Stores, Inc. (a)	20,887,524
800,000	Capri Holdings Ltd. (a)	42,592,000
915,700	CarMax, Inc. (a)	125,377,644
1,296,946	Carnival Corp. (a)	28,740,323
135,000	Dollar Tree, Inc. (a)	14,547,600
33,600	DoorDash, Inc. – Class A (a)	6,545,280
174,100	eBay, Inc.	13,356,952
1,803,907	Entain PLC – GBP (a)	50,559,758
1,402,063	iRobot Corp. (a)	116,960,095
80,200	Las Vegas Sands Corp. (a)	3,112,562
193,800	Leslie’s, Inc. (a)	4,007,784
50,000	Marriott International, Inc. – Class A (a)	8,001,000
3,620,600	Mattel, Inc. (a)	78,965,286
95,850	MGM Resorts International	4,520,286
676,800	Norwegian Cruise Line Holdings Ltd. (a)	17,407,296
46,400	Ollie’s Bargain Outlet Holdings, Inc. (a)	3,139,424
4,800	O’Reilly Automotive, Inc. (a)	2,987,136
112,850	Ross Stores, Inc.	12,774,620
610,171	Royal Caribbean Cruises Ltd. (a)	51,516,738
1,410,004	Sony Group Corp. – ADR	163,264,363
207,350	Tesla, Inc. (a)	230,987,900

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2021 – continued

Shares		Value
Consumer Discretionary (continued)
215,700	TJX Cos., Inc. (The)	$14,126,193
169,299	Victoria’s Secret & Co. (a)	8,544,521
45,100	Xometry, Inc. – Class A (a)	2,435,400

		1,300,409,070

Consumer Staples – 0.2%
200,000	Altria Group, Inc.	8,822,000
111,900	BJ’s Wholesale Club Holdings, Inc. (a)	6,539,436
272,715	Grocery Outlet Holding Corp. (a)	6,051,546
6,990	Mission Produce, Inc. (a)	132,740

		21,545,722

Energy – 2.0%
750,000	Coterra Energy, Inc.	15,990,000
129,100	EOG Resources, Inc.	11,936,586
612,421	Hess Corp.	50,567,602
497,200	Pioneer Natural Resources Co.	92,966,456
2,000,000	Southwestern Energy Co. (a)	9,760,000
6,394,204	Transocean Ltd. (a)	22,571,540

		203,792,184

Financials – 9.8%
1,125,000	Bank of America Corp.	53,752,500
1,933,823	Charles Schwab Corp. (The)	158,631,500
524,600	Citigroup, Inc.	36,281,336
55,400	CME Group, Inc. – Class A	12,218,470
728,600	Discover Financial Services	82,564,952
235,900	JPMorgan Chase & Co.	40,077,051
24,500	MarketAxess Holdings, Inc.	10,012,415
1,945,972	Morgan Stanley	200,007,002
489,900	Northern Trust Corp.	60,277,296
25,000	Progressive Corp. (The)	2,372,000
1,701,425	Raymond James Financial, Inc.	167,743,491
100,000	Tradeweb Markets, Inc. – Class A	8,910,000
3,219,300	Wells Fargo & Co.	164,699,388

		997,547,401

Health Care – 29.0%
279,318	Abbott Laboratories	36,001,297
754,200	ABIOMED, Inc. (a)	250,424,568
198,300	Agilent Technologies, Inc.	31,230,267
63,060	Alcon, Inc.	5,256,682
549,300	Alkermes PLC (a)	16,638,297

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2021 – continued

Shares		Value
Health Care (continued)
770,700	Amgen, Inc.	$159,511,779
128,800	Arena Pharmaceuticals, Inc. (a)	7,391,832
2,697,100	AstraZeneca PLC – ADR	168,245,098
715,200	BeiGene Ltd. – ADR (a)	255,841,344
875,000	Biogen, Inc. (a)	233,345,000
1,787,556	BioMarin Pharmaceutical, Inc. (a)	141,628,062
14,800	BioNTech SE – ADR (a)	4,125,204
850,900	Boston Scientific Corp. (a)	36,699,317
180,271	Bridgebio Pharma, Inc. (a)	8,901,782
1,241,000	Bristol-Myers Squibb Co.	72,474,400
300,000	CVS Health Corp.	26,784,000
55,000	Edwards Lifesciences Corp. (a)	6,590,100
2,147,871	Elanco Animal Health, Inc. (a)	70,621,998
1,604,778	Eli Lilly & Co.	408,833,243
4,743,843	Epizyme, Inc. (a)	19,924,141
1,976,300	FibroGen, Inc. (a)	21,976,456
53,800	Guardant Health, Inc. (a)	6,283,302
137,160	Illumina, Inc. (a)	56,929,630
647,909	Insulet Corp. (a)	200,864,748
22,860	IQVIA Holdings, Inc. (a)	5,976,061
796,100	LivaNova PLC (a)	61,076,792
112,000	Merck & Co., Inc.	9,861,600
5,442,056	Nektar Therapeutics (a)	82,501,569
837,836	Novartis AG – ADR	69,339,307
16,100	Omnicell, Inc. (a)	2,868,215
176,500	OraSure Technologies, Inc. (a)	1,883,255
150,100	PerkinElmer, Inc.	26,551,189
214,300	QIAGEN N.V. – EUR (a)	11,789,535
1,205,200	Rhythm Pharmaceuticals, Inc. (a)	13,871,852
121,683	Roche Holding AG – CHF	47,053,152
997,900	Seagen, Inc. (a)	175,959,707
85,400	Siemens Healthineers AG – EUR	5,672,602
207,900	Thermo Fisher Scientific, Inc.	131,615,253
531,100	Xencor, Inc. (a)	21,010,316
272,120	Zimmer Biomet Holdings, Inc.	38,945,814

		2,952,498,766

Industrials – 12.6%
3,899,342	AECOM (a)	266,598,013
324,078	Airbus SE – EUR (a)	41,434,630

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2021 – continued

Shares		Value
Industrials (continued)
2,973,701	American Airlines Group, Inc. (a)	$57,095,059
60,000	AMETEK, Inc.	7,944,000
119,000	Carrier Global Corp.	6,215,370
353,300	Colfax Corp. (a)	18,237,346
442,900	Curtiss-Wright Corp.	56,549,472
1,140,400	Delta Air Lines, Inc. (a)	44,623,852
218,800	FedEx Corp.	51,533,964
135,200	General Dynamics Corp.	27,411,800
78,500	IDEX Corp.	17,471,745
1,077,494	Jacobs Engineering Group, Inc.	151,301,707
1,638,450	JetBlue Airways Corp. (a)	22,987,454
478,101	Lyft, Inc. – Class A (a)	21,930,493
24,400	Old Dominion Freight Line, Inc.	8,328,940
1,082,180	Siemens AG – EUR	175,490,677
2,842,300	Southwest Airlines Co. (a)	134,383,944
529,700	Textron, Inc.	39,118,345
11,400	TransDigm Group, Inc. (a)	7,111,548
140,200	Uber Technologies, Inc. (a)	6,143,564
68,300	Union Pacific Corp.	16,487,620
2,153,600	United Airlines Holdings, Inc. (a)	99,367,104

		1,277,766,647

Information Technology – 25.3%
211,500	Adobe, Inc. (a)	137,551,140
670,800	Altair Engineering, Inc. – Class A (a)	52,181,532
390,700	Analog Devices, Inc.	67,782,543
389,100	Applied Materials, Inc.	53,170,515
70,500	ASML Holding N.V. – ADR	57,308,040
5,872,143	BlackBerry Ltd. (a)	63,419,144
46,700	Cerence, Inc. (a)	4,909,571
767,900	Cisco Systems, Inc.	42,979,363
53,000	Dell Technologies, Inc. – Class C (a)	5,829,470
603,100	Descartes Systems Group, Inc. (The) (a)	49,315,487
7,776,129	Flex Ltd. (a)	131,416,580
410,918	FormFactor, Inc. (a)	16,346,318
2,678,000	Hewlett Packard Enterprise Co.	39,232,700
792,436	HP, Inc.	24,034,584
1,345,140	Intel Corp.	65,911,860
14,400	Intuit, Inc.	9,014,256
648,000	Jabil, Inc.	38,854,080

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2021 – continued

Shares		Value
Information Technology (continued)
163,750	Keysight Technologies, Inc. (a)	$29,478,275
400,754	KLA Corp.	149,385,061
4,827,400	L.M. Ericsson Telephone Co. – ADR	52,473,838
679,000	MaxLinear, Inc. (a)	42,777,000
3,039,700	Micron Technology, Inc.	210,043,270
674,150	Microsoft Corp.	223,561,623
1,190,111	NetApp, Inc.	106,276,912
87,000	Nokia Corp. – ADR (a)	494,160
589,000	Nuance Communications, Inc. (a)	32,424,450
742,700	Nutanix, Inc. – Class A (a)	25,482,037
178,000	NVIDIA Corp.	45,509,260
375,000	Oracle Corp.	35,977,500
50,000	OSI Systems, Inc. (a)	4,655,500
18,700	Palo Alto Networks, Inc. (a)	9,519,983
58,100	PayPal Holdings, Inc. (a)	13,513,479
486,500	QUALCOMM, Inc.	64,723,960
20,900	RingCentral, Inc. – Class A (a)	5,095,002
39,400	salesforce.com, Inc. (a)	11,807,786
1,394,510	Splunk, Inc. (a)	229,843,138
2,181,699	Stratasys Ltd. (a)	68,810,787
154,700	Teradyne, Inc.	21,385,728
620,195	Texas Instruments, Inc.	116,274,159
492,000	Trimble, Inc. (a)	42,986,040
309,566	Universal Display Corp.	56,712,491
222,800	Visa, Inc. – Class A	47,182,356
22,000	VMware, Inc. – Class A (a)	3,337,400
27,390	Western Digital Corp. (a)	1,432,223
149,640	WEX, Inc. (a)	22,401,108
378,800	Wolfspeed, Inc. (a)	45,497,668

		2,578,319,377

Materials – 0.6%
237,300	Albemarle Corp.	59,436,531

TOTAL COMMON STOCKS (Cost $4,363,636,041)		$9,938,556,537

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2021 – continued

Shares		Value
SHORT-TERM INVESTMENTS – 2.3%
233,807,571	Dreyfus Treasury Securities Cash Management Fund – Institutional Shares – 0.01% (b)	$233,807,571

TOTAL SHORT-TERM INVESTMENTS (Cost $233,807,571)		233,807,571

TOTAL INVESTMENTS IN SECURITIES (Cost $4,597,443,612) – 100.0%		10,172,364,108
Liabilities in Excess of Other Assets – (0.0)%		(3,836,656)

TOTAL NET ASSETS – 100.0%		$10,168,527,452

ADR	American Depository Receipt
CHF	Swiss Francs
EUR	Euros
GBP	British Pound Sterling
JPY	Japanese Yen
(a)	Non-Income Producing
(b)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Aggressive Growth Fund October 31, 2021

Shares		Value
COMMON STOCKS – 97.4%

Communication Services – 6.3%
45,825	Alphabet, Inc. – Class A (a)	$135,684,159
46,612	Alphabet, Inc. – Class C (a)	138,223,691
1,062,500	Baidu, Inc. – ADR (a)	172,380,000
3,766,440	comScore, Inc. (a)	14,726,780
121,800	Electronic Arts, Inc.	17,082,450
80,700	Facebook, Inc. – Class A (a)	26,112,099
836,900	IMAX Corp. (a)	15,775,565
157,405	Live Nation Entertainment, Inc. (a)	15,921,516
730,178	Madison Square Garden Entertainment Corp. – Class A (a)	51,455,644
2,850	Madison Square Garden Sports Corp. – Class A (a)	540,103
266,500	Magnite, Inc. (a)	7,203,495
5,500	Netflix, Inc. (a)	3,796,705
1,380,100	Pinterest, Inc. – Class A (a)	61,607,664
200	Roblox Corp. – Class A (a)	16,804
340,300	Skillz, Inc. – Class A (a)	3,804,554
222,300	Snap, Inc. – Class A (a)	11,688,534
11,350	Take-Two Interactive Software, Inc. (a)	2,054,350
252,800	T-Mobile US, Inc. (a)	29,079,584
7,589,200	WildBrain Ltd. – CAD (a)	23,915,546
99,089	ZoomInfo Technologies, Inc. – Class A (a)	6,660,763

		737,730,006

Consumer Discretionary – 15.4%
75,000	2U, Inc. (a)	2,215,500
1,140,600	Alibaba Group Holding Ltd. – ADR (a)	188,130,564
17,665	Amazon.com, Inc. (a)	59,573,976
75,000	Boot Barn Holdings, Inc. (a)	7,836,750
88,300	Burlington Stores, Inc. (a)	24,396,407
1,059,300	CarMax, Inc. (a)	145,039,356
1,700,000	Chegg, Inc. (a)	101,048,000
13,500	Darden Restaurants, Inc.	1,945,890
310,000	eBay, Inc.	23,783,200
2,844,601	Entain PLC – GBP (a)	79,728,245
8,000	Five Below, Inc. (a)	1,578,400
1,715,285	GAN Ltd. (a)	24,494,270
108,340	Gildan Activewear, Inc.	3,978,245
1,181,850	iRobot Corp. (a)	98,589,927
1,067,565	Norwegian Cruise Line Holdings Ltd. (a)	27,457,772

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2021 – continued

Shares		Value
Consumer Discretionary (continued)
152,340	Ollie’s Bargain Outlet Holdings, Inc. (a)	$10,307,324
61,200	Restaurant Brands International, Inc.	3,466,368
994,976	Royal Caribbean Cruises Ltd. (a)	84,005,824
3,521,350	Sony Group Corp. – ADR	407,737,116
367,550	Tesla, Inc. (a)	409,450,700
1,218,200	Tuesday Morning Corp. (a)	2,765,314
31,300	Ulta Beauty, Inc. (a)	11,498,368
19,000	Victoria’s Secret & Co. (a)	958,930
1,799,850	XPeng, Inc. – ADR (a)	83,927,005

		1,803,913,451

Consumer Staples – 0.1%
83,900	Calavo Growers, Inc.	3,372,780
438,200	Grocery Outlet Holding Corp. (a)	9,723,658

		13,096,438

Energy – 0.5%
604,350	Coterra Energy, Inc.	12,884,742
169,900	EOG Resources, Inc.	15,708,954
73,200	New Fortress Energy, Inc.	2,196,000
8,973,882	Transocean Ltd. (a)	31,677,803

		62,467,499

Financials – 4.8%
95,400	AssetMark Financial Holdings, Inc. (a)	2,446,056
149,300	Charles Schwab Corp. (The)	12,247,079
165,171	CME Group, Inc. – Class A	36,428,464
438,003	Discover Financial Services	49,634,500
76,000	LPL Financial Holdings, Inc.	12,465,520
380,150	MarketAxess Holdings, Inc.	155,355,900
1,750,584	Morgan Stanley	179,925,024
2,523,249	NMI Holdings, Inc. – Class A (a)	61,264,486
149,000	Progressive Corp. (The)	14,137,120
463,900	Tradeweb Markets, Inc. – Class A	41,333,490

		565,237,639

Health Care – 30.8%
6,000	10x Genomics, Inc. – Class A (a)	967,620
396,400	Abbott Laboratories	51,091,996
901,323	ABIOMED, Inc. (a)	299,275,289
608,200	Accuray, Inc. (a)	3,034,918
163,200	Adaptive Biotechnologies Corp. (a)	5,452,512
1,857,500	Alkermes PLC (a)	56,263,675

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2021 – continued

Shares		Value
Health Care (continued)
1,633,120	Allogene Therapeutics, Inc. (a)	$28,154,989
1,626,100	Amicus Therapeutics, Inc. (a)	17,074,050
500,000	Arbutus Biopharma Corp. (a)	2,015,000
295,400	Arena Pharmaceuticals, Inc. (a)	16,953,006
760,087	BeiGene Ltd. – ADR (a)	271,898,322
24,658	Berkeley Lights, Inc. (a)	573,298
954,939	Biogen, Inc. (a)	254,663,133
2,033,890	BioMarin Pharmaceutical, Inc. (a)	161,145,105
1,635,702	BioNTech SE – ADR (a)	455,919,218
423,000	Boston Scientific Corp. (a)	18,243,990
342,770	Bridgebio Pharma, Inc. (a)	16,925,983
7,389,400	Calithera Biosciences, Inc. (a) (b)	14,261,542
9,909,800	Cerus Corp. (a) (b)	65,404,680
17,000	Charles River Laboratories International, Inc. (a)	7,627,560
90,300	Edwards Lifesciences Corp. (a)	10,819,746
741,692	Elanco Animal Health, Inc. (a)	24,386,833
1,163,094	Eli Lilly & Co.	296,309,827
9,814,307	Epizyme, Inc. (a) (b)	41,220,089
509,600	Exact Sciences Corp. (a)	48,524,112
4,319,191	FibroGen, Inc. (a)	48,029,404
4,191,232	Fluidigm Corp. (a) (b)	21,584,845
435,600	Glaukos Corp. (a)	19,911,276
90,580	Guardant Health, Inc. (a)	10,578,838
225,671	Health Catalyst, Inc. (a)	11,879,321
13,000	Illumina, Inc. (a)	5,395,780
269,800	ImmunoGen, Inc. (a)	1,626,894
627,856	Insulet Corp. (a)	194,647,917
935,400	LivaNova PLC (a)	71,763,888
235,600	Mereo Biopharma Group PLC – ADR (a)	530,100
11,098,480	Nektar Therapeutics (a) (b)	168,252,957
189,900	NuVasive, Inc. (a)	10,133,064
801,700	OraSure Technologies, Inc. (a)	8,554,139
19,500	Penumbra, Inc. (a)	5,392,725
2,518,853	Pulmonx Corp. (a) (b)	98,058,947
226,000	QIAGEN N.V. – EUR (a)	12,433,200
13,470	Repligen Corp. (a)	3,913,035
4,793,580	Rhythm Pharmaceuticals, Inc. (a) (b)	55,174,106
127,600	Roche Holding AG – CHF	49,341,175
34,822	Sage Therapeutics, Inc. (a)	1,405,416

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2021 – continued

Shares		Value
Health Care (continued)
1,718,873	Seagen, Inc. (a)	$303,088,876
42,440	Seer, Inc. – Class A (a)	1,566,885
278,500	Shockwave Medical, Inc. (a)	59,515,450
18,300	Sio Gene Therapies, Inc. (a)	34,953
482,110	Turning Point Therapeutics, Inc. (a)	20,046,134
3,869,780	Wave Life Sciences Ltd. (a) (b)	17,762,290
4,271,701	Xencor, Inc. (a) (b)	168,988,492
947,440	Zentalis Pharmaceuticals, Inc. (a)	76,212,074

		3,614,028,674

Industrials – 10.1%
2,873,600	AECOM (a)	196,468,032
601,300	Alaska Air Group, Inc. (a)	31,748,640
25,100	Allegiant Travel Co. (a)	4,399,277
5,461,700	American Airlines Group, Inc. (a)	104,864,640
216,000	Axon Enterprise, Inc. (a)	38,871,360
49,600	Bloom Energy Corp. – Class A (a)	1,550,496
41,000	Controladora Vuela Compania de Aviacion, S.A.B. de C.V. – ADR (a)	742,100
115,000	Cornerstone Building Brands, Inc. (a)	1,645,650
430,300	Curtiss-Wright Corp.	54,940,704
3,065,997	Delta Air Lines, Inc. (a)	119,972,463
1,509,078	Everarc Holdings Ltd. (a)	17,354,397
19,600	FedEx Corp.	4,616,388
42,400	Frontier Group Holdings, Inc. (a)	663,560
319,300	Gibraltar Industries, Inc. (a)	20,805,588
292,700	Hawaiian Holdings, Inc. (a)	5,663,745
1,193,000	Jacobs Engineering Group, Inc.	167,521,060
6,137,825	JetBlue Airways Corp. (a)	86,113,685
662,250	Li-Cycle Holdings Corp. (a)	8,569,515
453,550	Lyft, Inc. – Class A (a)	20,804,338
159,500	Masonite International Corp. (a)	19,141,595
2,653,008	NN, Inc. (a) (b)	13,238,510
37,500	Old Dominion Freight Line, Inc.	12,800,625
15,800	Ryanair Holdings PLC – ADR (a)	1,793,458
1,882,000	Southwest Airlines Co. (a)	88,980,960
299,500	Spirit Airlines, Inc. (a)	6,544,075
33,115	Sun Country Airlines Holdings, Inc. (a)	1,002,722
39,500	TransDigm Group, Inc. (a)	24,640,890
25,450	TuSimple Holdings, Inc. – Class A (a)	995,604

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2021 – continued

Shares		Value
Industrials (continued)
272,350	Uber Technologies, Inc. (a)	$11,934,377
2,509,470	United Airlines Holdings, Inc. (a)	115,786,946
71,800	WillScot Mobile Mini Holdings Corp. (a)	2,495,050

		1,186,670,450

Information Technology – 28.8%
62,500	908 Devices, Inc. (a)	2,056,250
218,600	Adobe, Inc. (a)	142,168,696
158,400	Ambarella, Inc. (a)	29,435,472
109,200	Applied Materials, Inc.	14,922,180
2,949,800	Arlo Technologies, Inc. (a)	20,353,620
61,000	ASML Holding N.V. – ADR	49,585,680
31,700	Autodesk, Inc. (a)	10,068,237
2,055,000	Axcelis Technologies, Inc. (a) (b)	112,881,150
12,437,766	BlackBerry Ltd. (a)	134,327,873
177,200	Cerence, Inc. (a)	18,629,036
159,399	CrowdStrike Holdings, Inc. – Class A (a)	44,918,638
79,750	CyberArk Software Ltd. (a)	14,363,773
100,000	Dell Technologies, Inc. – Class C (a)	10,999,000
1,026,900	Descartes Systems Group, Inc. (The) (a)	83,969,613
17,000	Digimarc Corp. (a)	859,010
26,550	DocuSign, Inc. (a)	7,388,599
75,200	FARO Technologies, Inc. (a)	5,532,464
8,551,719	Flex Ltd. (a)	144,524,051
1,011,100	FormFactor, Inc. (a)	40,221,558
237,000	Freshworks, Inc. – Class A (a)	11,909,250
47,000	GitLab, Inc. – Class A (a)	5,273,400
1,280,000	Hewlett Packard Enterprise Co.	18,752,000
505,790	HP, Inc.	15,340,611
215,000	HubSpot, Inc. (a)	174,199,450
632,000	indie Semiconductor, Inc. – Class A (a)	8,317,120
136,750	Intuit, Inc.	85,604,132
749,000	Jabil, Inc.	44,910,040
69,500	Jamf Holding Corp. (a)	3,311,675
151,450	Keysight Technologies, Inc. (a)	27,264,029
130,180	Keywords Studios PLC – GBP	5,052,559
465,910	KLA Corp.	173,672,612
105,200	MACOM Technology Solutions Holdings, Inc. (a)	7,345,064
20,000	Marqeta, Inc. – Class A (a)	612,000
345,224	Materialise NV – ADR (a)	8,330,255

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2021 – continued

Shares		Value
Information Technology (continued)
2,596,400	MaxLinear, Inc. (a)	$163,573,200
4,720,100	Micron Technology, Inc.	326,158,910
23,800	MongoDB, Inc. (a)	12,406,702
200	nCino, Inc. (a)	14,532
1,410,067	NetApp, Inc.	125,918,983
1,070,703	nLIGHT, Inc. (a)	30,108,168
873,000	Nuance Communications, Inc. (a)	48,058,650
1,920,925	Nutanix, Inc. – Class A (a)	65,906,937
384,810	NVIDIA Corp.	98,384,373
3,200	Okta, Inc. – Class A (a)	790,976
242,000	OSI Systems, Inc. (a)	22,532,620
33,700	Palo Alto Networks, Inc. (a)	17,156,333
1,610,100	Plantronics, Inc. (a)	43,086,276
819,637	PROS Holdings, Inc. (a)	24,589,110
650,623	QUALCOMM, Inc.	86,558,884
201,300	Rapid7, Inc. (a)	25,917,375
22,350	RingCentral, Inc. – Class A (a)	5,448,483
6,799,200	ServiceSource International, Inc. (a) (b)	8,838,960
1,806,950	Splunk, Inc. (a)	297,821,499
1,886,100	Stratasys Ltd. (a)	59,487,594
766,000	Trimble, Inc. (a)	66,925,420
149,050	Unity Software, Inc. (a)	22,552,755
884,809	Universal Display Corp.	162,097,009
200,000	VMware, Inc. – Class A (a)	30,340,000
358,830	Western Digital Corp. (a)	18,763,221
237,110	WEX, Inc. (a)	35,495,367
791,500	Wolfspeed, Inc. (a)	95,067,065
19,350	Zoom Video Communications, Inc. – Class A (a)	5,314,477

		3,376,412,976

Materials – 0.5%
108,400	Albemarle Corp.	27,150,948
34,500	Ingevity Corp. (a)	2,687,895
2,682,400	Ivanhoe Mines Ltd. – Class A – CAD (a)	21,045,656
1,487,300	Marrone Bio Innovations, Inc. (a)	1,303,024

		52,187,523

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2021 – continued

Shares		Value
Real Estate – 0.1%
219,000	EPR Properties	$10,995,990
63,600	Safehold, Inc.	4,750,920

		15,746,910

TOTAL COMMON STOCKS (Cost $5,188,412,353)		$11,427,491,566

PREFERRED STOCKS – 0.1%

Financials – 0.1%
779,276	Fannie Mae Fixed-to-Floating Rate Non-Cumulative Preferred Stock Series S, Perpetual Maturity 7.750% (a)	2,711,880
1,512,400	Freddie Mac Fixed-to-Floating Rate Non-Cumulative Preferred Stock Series Z, Perpetual Maturity 7.875% (a)	4,885,052

		7,596,932

TOTAL PREFERRED STOCKS (Cost $12,785,458)		7,596,932

WARRANTS – 0.0%

Industrials – 0.0%
364,100	Everarc Holdings Ltd. (Expiration Date 8/11/24) (a) (c)	27,308

TOTAL WARRANTS (Cost $3,641)		27,308

RIGHTS – 0.0%

Health Care – 0.0%
2,980,900	Ligand Pharmaceuticals, Inc. – CVR (Issue Date 10/1/20) (a) (c) (d)	0
3,786,300	Mereo BioPharma Group PLC – CVR (Issue Date 4/23/19) (a) (c) (d)	0

		0

TOTAL RIGHTS (Cost $0)		0

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2021 – continued

Shares		Value
SHORT-TERM INVESTMENTS – 2.7%
322,668,557	Dreyfus Treasury Securities Cash Management Fund – Institutional Shares – 0.01% (e)	$322,668,557

TOTAL SHORT-TERM INVESTMENTS (Cost $322,668,557)		322,668,557

TOTAL INVESTMENTS IN SECURITIES (Cost $5,523,870,009) – 100.2%		11,757,784,363
Liabilities in Excess of Other Assets – (0.2)%		(22,632,070)

TOTAL NET ASSETS – 100.0%		$11,735,152,293

ADR	American Depository Receipt
CAD	Canadian Dollars
CHF	Swiss Francs
CVR	Contingent Value Rights
EUR	Euros
GBP	British Pound Sterling
PIPE	Private Investment in Public Equity
SPACs	Special Purpose Acquisition Companies
(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company. (Note 7)
(c)	Illiquid security
(d)	Fair-valued security (Note 4)
(e)	Rate quoted is seven-day yield at period end.
^	The Fund entered into a commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its merger and acquisition.

Unfunded commitment with a SPAC outstanding at October 31, 2021:

Issuer ^	Shares	Unfunded Commitment Amount	Current Value	Unrealized Depreciation
Reinvent Technology Partners Y – Class A (a) (c) (d)	3,065,000	$30,650,000	$27,722,925	$(2,927,075)

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities PRIMECAP Odyssey Funds October 31, 2021

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
ASSETS
Investments, at cost (unaffiliated)	$3,726,794,429	$4,597,443,612	$4,705,556,814

Investments, at cost (affiliated)	—	—	818,313,195

Investments, at value (unaffiliated)	7,736,061,535	10,172,364,108	10,972,117,795
Investments, at value (affiliated)	—	—	785,666,568
Receivable for investments sold	4,059,205	5,072,516	13,949,621
Receivable for dividends and interest	11,905,699	11,456,136	3,276,429
Receivable for fund shares sold	4,154,840	3,911,322	4,113,725
Prepaid expenses and other assets	58,267	76,179	77,094

Total assets	7,756,239,546	10,192,880,261	11,779,201,232

LIABILITIES
Payable for investments purchased	3,631,602	3,325,695	15,851,406
Payable for fund shares repurchased	7,410,257	6,064,781	8,139,519
Unrealized depreciation on an unfunded commitment with a SPAC	—	—	2,927,075
Payable to the advisor (Note 6)	10,714,573	13,910,083	16,020,069
Payable to custodian	22,036	28,408	28,603
Other accrued expenses and liabilities	850,596	1,023,842	1,082,267

Total liabilities	22,629,064	24,352,809	44,048,939

NET ASSETS	$7,733,610,482	$10,168,527,452	$11,735,152,293

Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	179,968,262	200,231,866	194,391,937

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$42.97	$50.78	$60.37

COMPONENTS OF NET ASSETS
Paid-in capital	$3,090,333,267	$3,450,009,296	$4,414,880,510
Total distributable earnings	4,643,277,215	6,718,518,156	7,320,271,783

Net assets	$7,733,610,482	$10,168,527,452	$11,735,152,293

The accompanying notes are an integral part of these financial statements.

Statements of Operations PRIMECAP Odyssey Funds For the Year Ended October 31, 2021

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
INVESTMENT INCOME
Dividends (unaffiliated)(1)	$98,628,094	$74,180,805	$28,975,897
Interest income	18,425	15,095	34,590

Total investment income	98,646,519	74,195,900	29,010,487

Expenses
Advisory fees	41,000,753	54,612,499	63,128,547
Shareholder servicing	5,828,470	7,711,953	8,829,484
Trustee fees	226,146	226,146	226,146
Custody	134,773	179,660	177,807
Other	1,349,099	1,508,071	1,623,332

Total expenses	48,539,241	64,238,329	73,985,316

Net investment income (loss)	50,107,278	9,957,571	(44,974,829)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on:
Investments (unaffiliated)	693,227,700	1,314,846,652	1,275,832,508
Investments (affiliated)	—	18,683,610	1,229,248
Foreign currency transactions	109,255	85,833	165,129
Change in unrealized appreciation/depreciation on:
Investments (unaffiliated)	1,906,515,848	1,959,763,589	2,138,315,334
Investments (affiliated)	—	44,858,272	(67,906,234)
Unfunded commitment with a SPAC	—	—	(2,927,075)
Foreign currency translations	(83,689)	(96,195)	(117,845)

Net realized and unrealized gain on investments and foreign currency	2,599,769,114	3,338,141,761	3,344,591,065

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,649,876,392	$3,348,099,332	$3,299,616,236

(1)	Net of foreign taxes withheld of $2,095,267, $1,777,710, and, $530,685, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Stock Fund

	Year Ended October 31, 2021	Year Ended October 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$50,107,278	$104,246,846
Net realized gain (loss) on:
Investments	693,227,700	567,973,248
Foreign currency transactions	109,255	(41,619)
Change in unrealized appreciation/depreciation on:
Investments	1,906,515,848	(1,033,745,757)
Foreign currency translations	(83,689)	311,933

Net increase (decrease) in net assets resulting from operations	2,649,876,392	(361,255,349)

NET DISTRIBUTIONS TO SHAREHOLDERS	(521,946,602)	(616,939,900)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	820,313,951	1,093,749,719
Proceeds from reinvestment of distributions	469,381,159	530,011,881
Cost of shares repurchased	(1,928,638,760)	(4,675,289,455)

Net decrease from capital share transactions	(638,943,650)	(3,051,527,855)

Total increase (decrease) in net assets	1,488,986,140	(4,029,723,104)

NET ASSETS
Beginning of year	6,244,624,342	10,274,347,446

End of year	$7,733,610,482	$6,244,624,342

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	195,799,339	299,274,034

Shares sold	20,815,677	35,877,952
Shares issued on reinvestment of distributions	13,511,260	15,443,237
Shares repurchased	(50,158,014)	(154,795,884)

Decrease in capital shares	(15,831,077)	(103,474,695)

Shares outstanding, end of year	179,968,262	195,799,339

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Growth Fund

	Year Ended October 31, 2021	Year Ended October 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$9,957,571	$43,727,563
Net realized gain (loss) on:
Investments	1,333,530,262	1,292,914,761
Foreign currency transactions	85,833	(45,190)
Change in unrealized appreciation/depreciation on:
Investments	2,004,621,861	(839,839,985)
Foreign currency translations	(96,195)	348,674

Net increase in net assets resulting from operations	3,348,099,332	497,105,823

NET DISTRIBUTIONS TO SHAREHOLDERS	(1,087,744,161)	(634,259,506)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	922,066,332	1,113,502,358
Proceeds from reinvestment of distributions	1,047,279,976	608,222,848
Cost of shares repurchased	(2,667,590,516)	(5,343,755,265)

Net decrease from capital share transactions	(698,244,208)	(3,622,030,059)

Total increase (decrease) in net assets	1,562,110,963	(3,759,183,742)

NET ASSETS
Beginning of year	8,606,416,489	12,365,600,231

End of year	$10,168,527,452	$8,606,416,489

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	213,490,110	311,638,641

Shares sold	19,494,793	30,134,729
Shares issued on reinvestment of distributions	25,066,538	14,962,431
Shares repurchased	(57,819,575)	(143,245,691)

Decrease in capital shares	(13,258,244)	(98,148,531)

Shares outstanding, end of year	200,231,866	213,490,110

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Aggressive Growth Fund

	Year Ended October 31, 2021	Year Ended October 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(44,974,829)	$(21,558,864)
Net realized gain (loss) on:
Investments	1,277,061,756	890,527,024
Foreign currency transactions	165,129	(28,598)
Change in unrealized appreciation/depreciation on:
Investments	2,070,409,100	522,636,441
Unfunded commitment with a SPAC	(2,927,075)	—
Foreign currency translations	(117,845)	201,517

Net increase in net assets resulting from operations	3,299,616,236	1,391,777,520

NET DISTRIBUTIONS TO SHAREHOLDERS	(822,100,806)	(535,992,914)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,003,449,519	1,172,084,399
Proceeds from reinvestment of distributions	780,448,114	506,900,448
Cost of shares repurchased	(2,097,662,877)	(2,814,746,914)
Other capital contribution	13,817	—

Net decrease from capital share transactions	(313,751,427)	(1,135,762,067)

Total increase (decrease) in net assets	2,163,764,003	(279,977,461)

NET ASSETS
Beginning of year	9,571,388,290	9,851,365,751

End of year	$11,735,152,293	$9,571,388,290

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	199,125,574	226,657,092

Shares sold	17,501,649	27,940,570
Shares issued on reinvestment of distributions	14,689,406	11,334,983
Shares repurchased	(36,924,692)	(66,807,071)

Decrease in capital shares	(4,733,637)	(27,531,518)

Shares outstanding, end of year	194,391,937	199,125,574

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Stock Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2021	Year Ended Oct. 31, 2020	Year Ended Oct. 31, 2019	Year Ended Oct. 31, 2018	Year Ended Oct. 31, 2017

Net asset value, beginning of year	$31.89	$34.33	$31.79	$31.02	$24.84

Income (loss) from investment operations:
Net investment income	0.27 (1)	0.40 (1)	0.46	0.33	0.33
Net realized and unrealized gain (loss) on investments and foreign currency	13.57	(0.76)	2.95	1.13	6.61

Total from investment operations	13.84	(0.36)	3.41	1.46	6.94

Less:
Dividends from net investment income	(0.48)	(0.47)	(0.34)	(0.30)	(0.31)
Distributions from net realized gain	(2.28)	(1.61)	(0.53)	(0.39)	(0.45)

Total distributions	(2.76)	(2.08)	(0.87)	(0.69)	(0.76)

Net asset value, end of year	$42.97	$31.89	$34.33	$31.79	$31.02

Total return	45.44%	(1.48%)	11.22%	4.70%	28.51%

Ratios/supplemental data:
Net assets, end of year (millions)	$7,733.6	$6,244.6	$10,274.3	$10,157.1	$8,698.6

Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.64%	0.65%

Ratio of net investment income to average net assets	0.67%	1.28%	1.38%	1.04%	1.18%

Portfolio turnover rate	6%	8%	6%	5%	6%

(1)	Calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Growth Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2021	Year Ended Oct. 31, 2020	Year Ended Oct. 31, 2019	Year Ended Oct. 31, 2018	Year Ended Oct. 31, 2017

Net asset value, beginning of year	$40.31	$39.68	$38.43	$35.64	$27.90

Income from investment operations:
Net investment income	0.05 (1)	0.16 (1)	0.22	0.10	0.12
Net realized and unrealized gain on investments and foreign currency	15.72	2.57	1.88	3.26	8.62

Total from investment operations	15.77	2.73	2.10	3.36	8.74

Less:
Dividends from net investment income	(0.17)	(0.20)	(0.12)	(0.11)	(0.14)
Distributions from net realized gain	(5.13)	(1.90)	(0.73)	(0.46)	(0.86)

Total distributions	(5.30)	(2.10)	(0.85)	(0.57)	(1.00)

Net asset value, end of year	$50.78	$40.31	$39.68	$38.43	$35.64

Total return	41.97%	6.83%	5.75%	9.48%	32.12%

Ratios/supplemental data:
Net assets, end of year (millions)	$10,168.5	$8,606.4	$12,365.6	$13,144.9	$9,701.5

Ratio of expenses to average net assets	0.65%	0.65%	0.64%	0.64%	0.66%

Ratio of net investment income to average net assets	0.10%	0.42%	0.53%	0.26%	0.39%

Portfolio turnover rate	7%	9%	6%	4%	5%

(1)	Calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Aggressive Growth Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2021		Year Ended Oct. 31, 2020		Year Ended Oct. 31, 2019	Year Ended Oct. 31, 2018	Year Ended Oct. 31, 2017

Net asset value, beginning of year	$48.07		$43.46		$44.71	$41.41	$33.78

Income (loss) from investment operations:
Net investment income (loss)	(0.22	)(1)	(0.10	)(1)	0.03	0.00 (2)	(0.03)
Net realized and unrealized gain on investments and foreign currency	16.73		7.10		1.72	3.68	10.44

Total from investment operations	16.51		7.00		1.75	3.68	10.41

Less:
Dividends from net investment income	—		—		(0.03)	—	—
Distributions from net realized gain	(4.21)		(2.39)		(2.97)	(0.38)	(2.78)

Total distributions	(4.21)		(2.39)		(3.00)	(0.38)	(2.78)

Net asset value, end of year	$60.37		$48.07		$43.46	$44.71	$41.41

Total return	35.53%		16.52%		4.71%	8.90%	32.59%

Ratios/supplemental data:
Net assets, end of year (millions)	$11,735.2		$9,571.4		$9,851.4	$10,245.3	$8,879.5

Ratio of expenses to average net assets	0.64%		0.64%		0.63%	0.63%	0.64%

Ratio of net investment income (loss) to average net assets	(0.39%)		(0.23%)		0.01%	(0.19%)	(0.07%)

Portfolio turnover rate	9%		17%		7%	12%	9%

(1)	Calculated using the average shares method.
(2)	Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements PRIMECAP Odyssey Funds For the Year Ended October 31, 2021

(1)  Organization

PRIMECAP Odyssey Funds (the “Trust”) was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the “Funds”), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the “Investment Advisor”) serves as investment advisor to the Funds. Each Fund commenced operations on November 1, 2004.

Each Fund’s investment objective is to achieve long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares of each Fund have equal rights with respect to voting. The PRIMECAP Odyssey Aggressive Growth Fund is closed to most new investors.

(2)  Significant Accounting Policies

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Auditing Standards Codification Topic 946.

A.	Security Valuation

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Non-U.S. traded stocks are valued at the last sale price or official closing price in the primary local market where the stock is traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and ask price. Because trading on most non-U.S. exchanges is normally completed before the close of the New York Stock Exchange, the value of securities traded on foreign exchanges can change by the time a Fund calculates its net asset value per share (“NAV”). To address these changes, the Funds may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movement in securities indices, specific security prices, and exchange rates in foreign markets.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Trust’s Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of a security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2021 – continued

subjective judgments, and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

B.	Share Valuation

The NAV of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of outstanding shares of the Fund. The result is rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

C.	Foreign Currency

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates as of 4 p.m. Eastern time on the valuation date. Purchases and sales of investments and dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. Realized foreign exchange gains or losses may arise from 1) sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on securities transactions; and 3) the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. Foreign securities and currency transactions may involve risks not associated with U.S. securities and currency.

D.	Private Investment in Public Equity (PIPE)

The Funds may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common equity. Shares in PIPEs generally are not registered with the Securities and Exchange Commission until after a certain time-period from the date the private sale is completed (“Restricted Period”), which can last for several months. Until the public registration process is completed, PIPEs are restricted as to resale and the Funds cannot freely trade the securities.

E.	Special Purpose Acquisition Companies (SPACs)

SPACs are collective investment structures that allow public stock market qualified investors to invest in PIPE shares. SPACs are shell companies that have no operations

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2021 – continued

but go public with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). The Funds may enter into a commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its merger or acquisition. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold. The Aggressive Growth Fund had an unfunded commitment outstanding of $30,650,000 to purchase PIPE shares as of October 31, 2021.

F.	Federal Income Taxes

Each Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). Each Fund intends to distribute substantially all of its taxable income and any accumulated net realized capital gains. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be reclaimed. The Funds will accrue such taxes and reclaims as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Each Fund has adopted accounting standards regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2021, the Funds did not incur any interest or penalties. As of October 31, 2021, open tax years include the tax years ended October 31, 2018 through October 31, 2021. No Fund is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits or loss will significantly change in the next 12 months.

G.	Allocation of Expenses

Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds by an appropriate method based on the nature of the expense.

H.	Security Transactions, Investment Income, and Distributions

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

I.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2021 – continued

financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates, and such differences could be material.

J.	Indemnification Obligations

Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be minimal.

K.	Recent Accounting Pronouncements

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds currently do not hold derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2021 – continued

(3)  Investment Transactions

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2021 were as follows:

Fund	Purchases	Sales
Stock Fund	$402,888,566	$1,596,535,335
Growth Fund	$703,466,240	$2,582,839,067
Aggressive Growth Fund	$954,390,286	$2,119,321,578

(4)  Valuation Measurements

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the significant assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability.

Various inputs are used in determining the value of each Fund’s investments, and the lowest level for any significant input determines leveling. These inputs are summarized in the three broad levels below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities to which the Trust has access at the date of measurement.

Level 2 –

Other significant observable inputs (including quoted prices for similar or related securities in both active and inactive markets, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs to the extent observable inputs are unavailable (including the Funds’ own assumptions in determining fair value of investments based on the best available information).

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2021 – continued

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of October 31, 2021. These assets are measured on a recurring basis.

Fund	Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	Investments in Securities
Stock	Common Stocks(1)	$7,498,536,461	$—	$—	$7,498,536,461
Fund	Short-Term Investments	237,525,074	—	—	237,525,074

	Total Investments in Securities	$7,736,061,535	$—	$—	$7,736,061,535

Growth	Common Stocks(1)	$9,938,556,537	$—	$—	$9,938,556,537
Fund	Short-Term Investments	233,807,571	—	—	233,807,571

	Total Investments in Securities	$10,172,364,108	$—	$—	$10,172,364,108

Aggressive	Common Stocks(1)	$11,427,491,566	$—	$—	$11,427,491,566
Growth	Preferred Stocks(2)	7,596,932	—	—	7,596,932
Fund	Warrants(3)	27,308	—	—	27,308
	Rights(4)	—	—	0	0
	Short-Term Investments	322,668,557	—	—	322,668,557

	Total Investments in Securities	$11,757,784,363	$—	$0	$11,757,784,363

	Other Financial Instruments
Aggressive Growth	Unfunded Commitment with a SPAC(5)	$—	$—	$(2,927,075)	$(2,927,075)

Fund	Total Other Financial Instruments	$—	$—	$(2,927,075)	$(2,927,075)

(1)	Refer to each Fund’s respective Schedule of Investments for the breakdown of major categories.
(2)	Financials
(3)	Industrials
(4)	Health Care
(5)	Unfunded commitment with a SPAC is not reflected in the Schedule of Investments and is recorded at net unrealized appreciation (depreciation).

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2021 – continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Aggressive Growth Fund	Ligand Pharmaceuticals, Inc. - CVR
Balance at October 31, 2020	$2,235,675
Purchase (Received)	—
Sales	—
Realized Gain (Loss)	—
Change in unrealized depreciation	(2,235,675)
Transfer into Level 3	—

Balance at October 31, 2021	$0

The Aggressive Growth Fund received Ligand Pharmaceuticals Contingent Value Rights (the “Ligand CVR”) when Pfenex Inc. (“Pfenex”) was acquired by Ligand Pharmaceuticals Inc. in October 2020. Holders of Ligand CVR receive $2 per right if certain determinations are made by the U.S. Food and Drug Administration (the “USFDA”) with respect to Bonsity, a treatment for osteoporosis. If the USFDA does not make the determinations required by the terms of the CVR, rights holders receive nothing. During the year ended October 31, 2021, the Funds determined the fair value of Ligand CVR considering available information including the final trading price of Pfenex prior to the acquisition, the amount of cash received by Pfenex shareholders, the terms of the Ligand CVR, and disclosures made by Ligand in its financial reporting. Ligand CVR are non-tradeable.

(5)  Distribution to Shareholders

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2021 – continued

As of October 31, 2021, the components of capital on a tax basis were as follows:

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Cost of investments for tax purposes(1)	$3,749,317,812	$4,641,572,227	$5,555,147,115

Gross tax unrealized appreciation	4,170,483,431	5,909,452,705	7,058,885,207
Gross tax unrealized depreciation	(183,587,219)	(378,440,192)	(856,161,956)

Net tax unrealized appreciation	3,986,896,212	5,531,012,513	6,202,723,251

Undistributed ordinary income	49,799,139	34,338,381	—
Undistributed long-term capital gain	606,581,864	1,153,167,262	1,123,706,680

Total distributable earnings	656,381,003	1,187,505,643	1,123,706,680

Other accumulated gain (loss)	—	—	(6,158,148)

Total accumulated gain	$4,643,277,215	$6,718,518,156	$7,320,271,783

(1)	At October 31, 2021 the differences in the basis for federal income tax purposes and financial reporting purposes are due to the tax deferral of losses on wash sales.

U.S. GAAP requires that permanent book-to-tax differences be reclassified among the components of net assets. These reclassifications have no effect on net assets or NAV. For the fiscal year ended October 31, 2021, the following reclassifications were made:

	Undistributed Net Investment Gain (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
Stock Fund	$109,255	$(80,303,199)	$80,193,944
Growth Fund	$85,833	$(150,236,359)	$150,150,526
Aggressive Growth Fund	$56,054,809	$(155,204,973)	$99,150,164

The Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net realized capital gains. The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund reclassified $80,303,199, $150,236,359, and $155,204,973, respectively, from Accumulated Net Realized Gain to Paid In Capital. Other permanent book-to-tax differences that required reclassification among the Funds’ capital accounts related to foreign currency adjustments and net operating losses. The PRIMECAP Odyssey Aggressive Growth Fund deferred, on a tax basis, late-year ordinary losses of $3,231,073.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2021 – continued

Tax components of dividends paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	October 31, 2021		October 31, 2020
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Stock Fund	$91,207,885	$430,738,717	$138,779,906	$478,159,994
Growth Fund	$35,746,054	$1,051,998,107	$79,908,740	$554,350,766
Aggressive Growth Fund	$—	$822,100,806	$25,463,714	$510,529,200

The Funds designated as long-term capital gain dividends, pursuant to IRC Section 852 (b) (3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended October 31, 2021.

(6)  Investment Advisory and Other Agreements

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. For its services to the Funds prior to May 1, 2021, the Investment Advisor received a fee paid quarterly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. On May 4, 2021, the Board approved and ratified an Amended and Restated Investment Advisory Agreement that provided an additional breakpoint for each Fund. Effective May 1, 2021, the Investment Advisor receives an annual fee, payable on a quarterly basis, at the annual rate of 0.60% on the first $100 million of each Fund’s average daily assets, 0.55% on the next $9.9 billion of each Fund’s average daily net assets, and 0.50% on each Fund’s average daily assets in excess of $10 billion. For the year ended October 31, 2021, each Fund paid the Investment Advisor at an effective annual rate of 0.55% of its respective average net assets.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, serves as the administrator, fund accountant, and transfer agent to the Funds. U.S. Bank, N.A. serves as the Funds’ custodian. ALPS Distributors, Inc. serves as the Funds’ distributor.

(7)  Other Affiliates

Certain of the Funds’ investments are in companies that are considered to be affiliated companies of a Fund because the Fund owns 5% or more of the outstanding voting securities of the company. With respect to each such investment, refer to each Fund’s respective Schedule of Investments for the information on the sector of each such company, the number of shares of each such company held, and the percentages of net assets represented by such companies held in each sector. Transactions during the period in securities of these companies were as follows:

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2021 – continued

PRIMECAP Odyssey Growth Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2020	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2021
iRobot Corp.(1)	$149,050,396	$—	$43,519,767	$—	$13,223,441	$(1,793,975)	$	N/A
Stratasys Ltd.(1)	35,860,667	—	19,162,296	—	5,460,169	46,652,247		N/A

Total	$184,911,063	$—	$62,682,063	$—	$18,683,610	$44,858,272	$	N/A

(1)	No longer an affiliate as of October 31, 2021.

PRIMECAP Odyssey Aggressive Growth Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2020	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2021
Axcelis Technologies, Inc.	$52,175,687	$—	$11,482,832	$—	$8,632,572	$63,555,723	$112,881,150
Calithera Biosciences, Inc.	24,949,566	736,461	—	—	—	(11,424,485)	14,261,542
Cerus Corp	56,543,025	—	5,438,093	—	706,443	13,593,305	65,404,680
comScore, Inc.(1)	7,514,251	—	483	—	(30,371)	7,243,383	N/A
Epizyme, Inc.	120,597,842	388,091	—	—	—	(79,765,844)	41,220,089
Fluidigm Corp.	25,397,962	—	1,416,561	—	(3,762,143)	1,365,587	21,584,845
Nektar Therapeutics	178,046,827	55,850	2,543,244	—	(438,049)	(6,868,427)	168,252,957
NMI Holdings, Inc. – Class A(1)	91,535,559	339,799	41,341,191	—	13,533,768	(2,803,449)	N/A
NN, Inc.	20,575,968	—	8,530,126	—	(16,976,005)	18,168,673	13,238,510
Pulmonx Corp.(2)	N/A	101,327,582	155,540	—	(2,161)	(9,062,424)	98,058,947
Rhythm Pharmaceuticals, Inc.	73,281,649	37,348,341	72,729	—	(125,492)	(55,257,663)	55,174,106
ServiceSource International, Inc.	9,480,495	—	26,047	—	(149,760)	(465,728)	8,838,960
Wave Life Sciences Ltd.	20,185,557	9,007,087	58,457	—	(150,543)	(11,221,354)	17,762,290
Xencor, Inc.	164,006,990	55,116	101,072	—	(9,011)	5,036,469	168,988,492

Total	$844,291,378	$149,258,327	$71,166,375	$—	$1,229,248	$(67,906,234)	$785,666,568

(1)	No longer an affiliate as of October 31, 2021.
(2)	As of October 31, 2020, the company was not an affiliate.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2021 – continued

(8)  Other Matters

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets, and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries, and individual issuers, are not known. The operational and financial performance of the issuers of securities in which each Fund invests depends on future developments, including the duration and spread of the outbreak, and such developments may negatively impact the value of each Fund’s investments and lead to losses. The ultimate impact of COVID-19 on the financial performance of each Fund’s investments is not reasonably estimable at this time.

(9)  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PRIMECAP Odyssey Funds and Shareholders of

PRIMECAP Odyssey Stock Fund,

PRIMECAP Odyssey Growth Fund, and

PRIMECAP Odyssey Aggressive Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (constituting PRIMECAP Odyssey Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

December 10, 2021

We have served as the auditor of one or more investment companies in PRIMECAP Odyssey Funds Investment Company Complex since 2004.

Expense Example PRIMECAP Odyssey Funds (Unaudited)

As a shareholder of one or more of the Funds, you incur ongoing costs including management fees and other Fund expenses. This expense example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense example is based on an investment of $1,000 invested for a six-month period beginning May 1, 2021 through October 31, 2021.

Actual Expenses

The information in the table adjacent to the heading “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table adjacent to the heading “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information adjacent to the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

Expense Example

PRIMECAP Odyssey Funds

(Unaudited) – continued

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period(1) (5/1/21 to 10/31/21)	Expense Ratio During Period(1) (5/1/21 to 10/31/21)
PRIMECAP Odyssey Stock Fund
Actual Performance	$1,000.00	$1,052.70	$3.36	0.65%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
PRIMECAP Odyssey Growth Fund
Actual Performance	$1,000.00	$1,056.80	$3.37	0.65%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
PRIMECAP Odyssey Stock Fund
Actual Performance	$1,000.00	$1,038.40	$3.29	0.64%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%

(1)

Expenses are equal to a Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) to reflect the one-half year period.

Additional Information PRIMECAP Odyssey Funds (Unaudited)

Additional Tax Information

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odys-sey Aggressive Growth Fund designate 100%, 100%, and 0%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2021 as qualified dividend income.

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odys-sey Aggressive Growth Fund designate 100%, 100%, and 0%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2021 as dividends qualifying for the dividends received deduction available for corporate shareholders.

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odys-sey Aggressive Growth Fund designate 0%, 0%, and 0%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2021 as short-term capital gain under Internal Revenue Code 871(k)(2)(C).

Proxy Voting Procedures

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling toll-free 1-800-729-2307. This information is also available through the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. This information is available, without charge, by calling toll-free 1-800-729-2307. The Funds’ Part F of Form N-PORT is also available on the SEC’s website at www.sec.gov. The Funds’ Part F of Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Approval of the Renewal of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of PRIMECAP Odyssey Funds (the “Trust”) is comprised of seven Trustees, five of whom are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”).1 In October 2021, the Board of Trustees, including the Independent Trustees, approved a one-year renewal of the Trust’s investment advisory agreement with PRIMECAP Management Company (the “Advisor”) with respect to the series of the Trust (the “Funds”).

[1]

Effective November 1, 2021, one Trustee previously classified as an “interested person” of the Trust, as defined by the Investment Company Act of 1940, was classified as an Independent Trustee by the other Independent Trustees.

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

General Information

As part of the annual contract review process, the Independent Trustees, through counsel to the Trust and the Independent Trustees, requested and received extensive materials, including information related to the nature, extent, and quality of the services provided to the Funds by the Advisor; the short- and long-term performance of each Fund relative to the performance of market indices and other funds in its Morningstar, Inc. (“Morningstar”) institutional category as selected by Broadridge Financial Solutions (“Broadridge”); the advisory fees paid to the Advisor and the total expense ratio of each Fund compared to the advisory fees and the total expense ratios of other funds in the Fund’s Morningstar retail category; financial information for the Advisor and information related to the profitability to the Advisor of the investment advisory agreement with the Trust; the extent to which the Advisor expects to achieve economies of scale in connection with the services it provides to each Fund; any ancillary or “fall out” benefits that the Advisor may derive from its relationship with the Funds; and the personnel of the Advisor providing services to the Funds. The Independent Trustees also requested and received information regarding the Advisor’s risk controls, risk evaluation processes, compliance program (including brokerage and trading processes), information technology infrastructure (including cyber security measures), business continuity plans, and other matters.

The Trust engaged Broadridge to prepare an independent expense and performance analysis for each Fund. Broadridge used data compiled by Morningstar to compare the expenses and performance of each Fund to those of similar funds managed by other advisors identified by Broadridge. The Board reviewed the Broadridge materials, which included comparisons of the performance and risk profile of each Fund to those of relevant market indices and of other funds in the relevant Morningstar institutional and retail categories and in a smaller group of funds selected by Broadridge (each a “peer group”). The Broadridge materials also included for each Fund comparisons of advisory fees and total expenses to those of other funds in the relevant Morningstar category and peer group.

With respect to investment performance, the Trustees noted that the Advisor had made quarterly presentations to the Board regarding the Funds’ portfolio construction, investment strategies, and results. The Trustees also noted that in addition to meeting with the Funds’ portfolio managers on a quarterly basis, they also received presentations from different investment analysts throughout the year on specific investment sectors and each Fund’s investments in those sectors. In considering the renewal of the agreement, the Board also took into account other information it had received at past Board and committee meetings with respect to various matters.

The Trustees reviewed information from counsel to the Trust and the Independent Trustees regarding their responsibilities in considering whether to renew the investment advisory agreement for an additional one-year period. In connection with their deliberations, the Board considered such information and factors that they believed to be relevant. The Board considered renewal of the investment advisory agreement separately for each Fund, although the Board took into account the common interests of all the Funds in its review. In considering these matters, the Board discussed the renewal of the investment advisory agreement with management, and the

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

Trustees who are not employees of the Advisor met in a private session with counsel to the Trust and the Independent Trustees at which no employees of the Advisor were present.

In deciding to approve the renewal of the investment advisory agreement, the Board and the Independent Trustees did not identify a single factor that was controlling. The Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval. The following summary describes the key factors considered by the Trustees and their conclusions that formed the basis for approving the renewal of the investment advisory agreement in light of the legal advice furnished by counsel and their own business judgment. This summary is not inclusive of all of the factors considered, and each Trustee did not necessarily attribute the same weight to each factor.

Nature, Extent, and Quality of Services

The Board considered the services provided by the Advisor to the Funds under the investment advisory agreement, including the background, education, and experience of the Advisor’s key portfolio management, compliance, and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract, and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability, and integrity of the Advisor’s senior management, the time that senior management commits to the Funds, and the Advisor’s demonstrated commitment to the Funds; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; its oversight of the Funds’ internal control environment with regard to compliance with applicable laws and regulations; and the significant investment by each portfolio manager in the Funds that he manages, which helps align his interests with those of Fund shareholders. The Trustees concluded that the nature, extent, and quality of services provided under the investment advisory agreement were of a high level and satisfactory.

Investment Performance

The Board assessed the performance of each Fund compared with the performance of its benchmark(s) and other funds in the Fund’s Morningstar retail category and peer group for the one-, three-, five- and ten-year periods ended July 31, 2021. The Board made the following observations in reviewing the Funds’ performance:

•

The annualized total return of the PRIMECAP Odyssey Stock Fund outperformed the S&P 500 Index for the one-year and since inception periods ended July 31, 2021, although it underperformed the S&P 500 Index during the three-, five-, and ten-year periods ended July 31, 2021, by 4.18%, 1.54%, and 0.81%, respectively. The Fund outperformed the medians of funds in the Morningstar Large Relative Value category and peer group for the one-year period. The Fund’s annualized total return was above the median of funds in the Morningstar category for the five- and ten-year periods, but below the median of funds in the category for the three-year period by 1.65%. The Fund’s annualized total returns were below the median returns of the peer group for the three-, five- and ten-year periods by 1.48%, 0.61%, and 0.10%, respectively.

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

•

The annualized total returns of the PRIMECAP Odyssey Growth Fund outperformed the S&P 500 Index for the one-, five-, and ten-year and since inception periods ended July 31, 2021, although it underperformed the S&P 500 Index during the three-year period ended July 31, 2021, by 5.26%. The Fund’s annualized total returns underperformed its secondary benchmark, the Russell 1000 Growth Index, for the three-, five-, and ten-year and since inception periods by 12.39%, 5.92%, 2.83% and 0.76%, respectively. The Fund outperformed the medians of funds in the Morningstar Large Core Growth category and peer group for the one-year period. For the three-, five- and ten-year periods, the Fund’s annualized total returns were below the Morningstar category’s median return by 10.42%, 4.58% and 1.44%, respectively. The Fund’s annualized total returns were below the median returns of the peer group for the three-, five- and ten-year periods by 10.41%, 3.79%, and 0.97%, respectively.

•

The annualized total returns of the PRIMECAP Odyssey Aggressive Growth Fund were above the returns of the Fund’s primary benchmark, the S&P 500 Index, and its secondary benchmark, the Russell Mid Cap Growth Index, for the ten-year and since inception periods ended July 31, 2021. The Fund’s annualized total return was above the return of the S&P 500 Index for the five-year period but below the return of the Index for the one- and three-year periods by 0.09% and 4.77%, respectively. The Fund outperformed the Russell Mid Cap Growth Index for the one-year period, but the Fund’s annualized total returns for the three- and five-year periods were below the returns of the Russell Mid Cap Growth Index by 8.55% and 1.54%, respectively. The Fund’s performance was above the median of funds in the Morningstar All Cap Growth category for the ten-year period. For the one-, three-, and five-year periods, the Fund returned 3.69%, 6.68% and 1.73% less than the category median, respectively. The Fund’s annualized total returns exceeded the peer group medians for the five- and ten-year periods but were lower than the peer group medians for the one- and three-year periods by 4.13% and 5.20%, respectively.

In assessing the performance of the Funds, the Trustees considered the Advisor’s explanation that the Funds’ recent strong performance relative to their respective indices and peer groups and Morningstar categories over various periods were principally due to the decreased impact of the COVID-19 pandemic on the U.S. economy and increased vaccination rates, which led to broader optimism and consumer confidence. The Trustees also considered that as the Advisor had reported in 2020, the Funds’ underweight positions in the high-performing “Big 5” technology stocks (i.e., Microsoft, Apple, Amazon, Alphabet and Facebook) relative to the S&P 500 Index materially hindered each Fund’s relative performance during the year ended July 31, 2020; that each Fund had overweight positions in the airline and cruise line industries when the COVID-19 pandemic first began, and that each of those industries had been negatively impacted by the pandemic; and that these two factors were the primary drivers that led to the underperformance by the Funds for the three-year and longer periods ended July 31, 2021. The Trustees noted, however, that the Adviser believed that each Fund continued to hold considerable value in its portfolio despite the various periods of underperformance. The Trustees also noted that each Fund had performed well over the long term.

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

Based on the information provided to them and in consideration of the specific investment objectives and risk profiles of each Fund, the Board and the Independent Trustees concluded that the performance of each Fund was satisfactory.

Advisory Fees and Fund Expenses

The Board reviewed the advisory fees and expenses paid by each Fund compared to those of other funds in the same Morningstar retail category (for the Stock Fund – Large Blend funds; for the Growth Fund – Large Growth funds; and for the Aggressive Growth Fund – Mid-Cap Growth funds), and of other funds in the Fund’s expense peer group, which was selected by Broadridge and was comprised of funds comparable to the Fund with fee structures and characteristics similar to those of the Funds (e.g., no distribution or shareholder servicing fees, and excluding load funds, index and enhanced index funds, funds of funds, and multi-manager funds).

The materials for the meeting indicated as follows:

•	The advisory fee of the Stock Fund was the same as the median of the expense peer group and below the median of funds in the Morningstar Large Blend retail category.

•	The advisory fee of the Growth Fund was below the median fees of the funds in the Morningstar Large Growth retail category and the Fund’s expense peer group.

•	The advisory fee of the Aggressive Growth Fund was below the median fees of the funds in the Morningstar Mid-Cap Growth retail category and the Fund’s expense peer group.

•	The total expense ratios of each Fund were below the medians of the respective expense peer group and Morningstar retail category.

The Board also reviewed the fees charged by the Advisor to other clients, including other mutual funds for which it provides sub-advisory services. The Board considered that although those fees were lower than those charged by the Advisor to the Funds, the differences appropriately reflected the investment, operational, and regulatory differences between advising other clients and the Funds, noting that mutual funds are subject to certain requirements under the 1940 Act that do not apply to the Advisor’s separate account clients, and that the Advisor provides more services to the Funds than it does to those funds for which it provides sub-advisory services. The Board and the Independent Trustees determined that the advisory fees and expenses charged to the Funds were reasonable in consideration of the services provided.

Costs and Profits of the Advisor

The Board reviewed information regarding the Advisor’s financial position and concluded that the Advisor would be able to continue to provide advisory services to the Funds. The Board also reviewed information relating to the Advisor’s profitability. The Board noted that the Advisor had closed the Aggressive Growth Fund in January 2014 to most new investors, limiting the growth of the Fund and consequently future profits to the Advisor as it relates to the Fund. In considering the Advisor’s profitability, the Trustees recognized the competitiveness of the registered fund industry and the importance of the long-term profitability of the Advisor, not only in maintaining its own financial condition, but also in maintaining an environment in which it is able to

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

attract and retain talented investment professionals, therefore promoting management stability and accountability. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Advisor from its relationship with each Fund was reasonable.

Economies of Scale and Other Benefits to the Investment Advisor

The Trustees considered that the Investment Advisory Agreement originally provided for a fee breakpoint at $100 million in assets for each Fund. The Trustees also noted that the Advisor added an additional breakpoint effective May 1, 2021, on assets in excess of $10 billion with respect to each Fund. The Board considered that the Advisor had significant assets under management at the time the Funds commenced operations and that the Funds were offered advisory fee rates at inception that reflected scale within the Advisor’s business. The Board also acknowledged various diseconomies of scale experienced by the Advisor as the Funds have grown, including the hiring of additional personnel and the provision of additional services to the Funds including online access to shareholder accounts and improved technology, systems, and hardware. The Board and the Independent Trustees concluded that the Advisor had shared any economies of scale it had realized from the Funds with the Funds and their shareholders through advisory fee breakpoints, the hiring of additional personnel, and the provision of additional services to the Funds.

The Board also considered the benefits received by the Advisor as a result of its relationship with the Funds other than investment advisory fees, including any research provided to the Advisor by broker-dealers providing execution services to the Funds, the intangible benefits of the Advisor’s association with the Funds generally, and any favorable publicity arising in connection with the Funds’ performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Advisor pursuant to the investment advisory agreement with respect to each Fund was fair and reasonable in light of the services being provided by the Advisor to the Fund and its shareholders and that renewal of the investment advisory agreement with respect to each Fund was in the best interest of the Fund and its shareholders.

Management PRIMECAP Odyssey Funds (Unaudited)

Portfolio Managers

PRIMECAP Management Company has five portfolio managers who together have more than 145 years of investment experience. The portfolio managers primarily responsible for overseeing the Funds’ investments are:

Name	Years of Experience
Theo A. Kolokotrones	51
Joel P. Fried	36
Alfred W. Mordecai	24
M. Mohsin Ansari	21
James Marchetti	16

Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund. A portion of each Fund’s assets may be managed by individuals in the Investment Advisor’s research department.

Officers and Trustees

The Trust’s officers, who oversee the Funds’ daily operations, are appointed by the Board of Trustees. The trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the trustees and is available, without charge, by calling 1-800-729-2307 or at the Funds’ website at www.primecap.com.

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers. The address for each officer is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Theo A. Kolokotrones Age: 75	Co-Chief Executive Officer	Indefinite; Since 09/04	Chairman, Director, and Portfolio Manager PRIMECAP Management Company
Joel P. Fried Age: 59	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, and Portfolio Manager PRIMECAP Management Company

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Alfred W. Mordecai Age: 54	Co-Chief Executive Officer	Indefinite; Since 10/12	Vice Chairman, Director, and Portfolio Manager PRIMECAP Management Company
Michael J. Ricks Age: 43	Chief Financial Officer, Secretary, Chief Administrative Officer	Indefinite; Since 03/11	Director of Fund Administration PRIMECAP Management Company; Chief Compliance Officer, PRIMECAP Odyssey Funds; Chief Compliance Officer PRIMECAP Management Company March 2019-March 2020
Jennifer Ottosen Age: 61	Chief Compliance Officer, AML Compliance Officer	Indefinite; Since 02/20

Chief Compliance Officer,

PRIMECAP Management Company since March 2020; Senior Compliance Officer, PRIMECAP Management Company May 2019-March 2020; CCO Dividend Assets Capital, LLC; CCO & General Counsel, GW Capital, Inc.

“Independent” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”). The address for each Independent Trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Director- ships Held by Trustee
Benjamin F. Hammon Age: 86	Chairman of the Board and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Wayne H. Smith Age: 80	Chairman of the Audit Committee and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Joseph G. Uzelac Age: 77	Trustee	Indefinite; Since 10/07	Retired; Private investor	3	None
Elizabeth D. Obershaw Age: 61	Trustee	Indefinite; Since 06/08	Retired; Formerly, Managing Director, Horsley Bridge Partners, an investment advisor (2007-2021)	3	None
J. Blane Grinstead Age: 66	Trustee	Indefinite; Since 03/19	Retired; Private investor	3	Orenda, Inc., a renewable energy technology company (May 2020 – Present)
Michael Glazer(2) Age: 81	Trustee	Indefinite; Since 10/19	Formerly, Partner and Senior Counsel, Morgan, Lewis & Bockius LLP	3	None

(1)	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.
(2)	Independent Trustee effective 11-01-21.

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

“Interested” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is an “interested person” of the Trust as defined by the 1940 Act. The address for each interested trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Director- ships Held by Trustee
Joel P. Fried(2) Age: 59	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, and Portfolio Manager PRIMECAP Management Company	3	None

(1)

Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(2)	Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employment with PRIMECAP Management Company, the investment advisor to the Trust.

Privacy Notice PRIMECAP Odyssey Funds

PRIMECAP Management Company

Maintaining the confidentiality of client personal financial information is very important to PRIMECAP Odyssey Funds (the “Trust”) and PRIMECAP Management Company (the “Advisor”). The Advisor and the Trust may collect several types of nonpublic personal information about investors, including:

•	Information from forms that investors may fill out and send to the Advisor or the Trust in connection with an account (such as name, address, and social security number).

•	Information an investor may give the Advisor or the Trust orally.

•	Information about the amount investors have invested in an account.

•	Information about any bank account investors may use for transfers between a bank account and a shareholder account.

The Advisor and the Trust will not sell or disclose client personal information to anyone except as permitted or required by law. For example, information collected may be shared with the independent auditors in the course of the annual audit of the Advisor or the Trust. The Advisor or the Trust may also share this information with the Advisor’s or the Trust’s legal counsel, as deemed appropriate, and with regulators. Finally, the Advisor or the Trust may disclose information about clients or investors at the client’s or investor’s request (for example, by sending duplicate account statements to someone designated by the client or investor), or as otherwise permitted or required by law.

Within the Advisor and the Trust, access to information about clients and investors is restricted to those employees or service providers who need to know the information to service client accounts. The Advisor’s employees are trained to follow its procedures to protect client privacy and are instructed to access information about clients only when they have a business reason to obtain it.

The Advisor and the Trust reserve the right to change this privacy policy in the future, but we will not disclose investor nonpublic personal information except as required or permitted by law without giving the investor an opportunity to instruct us not to do so.

Investment Advisor

PRIMECAP MANAGEMENT COMPANY

177 East Colorado Boulevard, 11th Floor

Pasadena, California 91105

•

Distributor

ALPS DISTRIBUTORS, INC.

1290 Broadway, Suite 1000

Denver, Colorado 80203

•

Custodian

U.S. BANK, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

•

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

•

Administrator

U.S. BANCORP FUND SERVICES, LLC

2020 East Financial Way, Suite 100

Glendora, California 91741

•

Legal Counsel

MORGAN, LEWIS & BOCKIUS LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

•

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

601 South Figueroa Street, Suite 900

Los Angeles, California 90017

This report is intended for the shareholders of the PRIMECAP Odyssey Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

PRIMECAP, PRIMECAP Odyssey, and the PRIMECAP Odyssey logo are trademarks of PRIMECAP Management Company.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officers and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when such person calls the registrant at 1-800-729-2307.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne Smith is the registrant’s “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and specifically relate to the accountant’s review of the registrant’s federal and state tax returns. There were no other services provided by the principal accountant to the registrant during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed to the registrant for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2021	FYE 10/31/2020
(a) Audit Fees	$142,888	$133,475
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$17,526	$17,049
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All services were pre-approved and no waivers to the pre-approval requirement were made.

(e)(2) The percentage of fees billed by PricewaterhouseCoopers applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2021	FYE 10/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2021	FYE 10/31/2020
Registrant	$17,526	$17,049
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Co-Chief Executive Officers and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 5, 2006.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMECAP Odyssey Funds

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 15, 2021

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 15, 2021

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 15, 2021

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 15, 2021

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 15, 2021

By	/s/ Michael J. Ricks
Michael J. Ricks, Chief Financial Officer

Date	December 15, 2021